                           SCHEDULE 14A INFORMATION
         PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the Registrant [X]

     Filed by a Party other than the Registrant [ ]

     Check the appropriate box:

     [ ] Preliminary Proxy Statement        [ ] Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))

     [ ] Definitive Proxy Statement

     [X] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              Yellow Corporation
--------------------------------------------------------------------------------
                 (Name of Registrant As Specified In Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

Please fold and detach card at perforation before mailing p p
YELLOW CORPORATION. ANNUAL MEETING OF STOCKHOLDERS, APRIL 16, 1998G THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY_ The undersigned hereby directs Fidelity Management Trust Company to appoint A. MAURICE MYERS, HOWARD M. DEAN AND WILLIAM L. TRUBECK, and each of them, with full power of substitution, Proxies of the undersigned to vote all shares of Common Stock of Yellow Corporation, standing in the name of the undersigned or with respect to which the undersigned is entitled to vote, at the Annual Meeting of Stockholders of Yellow Corporation, to be held at the Kansas City Downtown Marriott Hotel, 200 W. 12th Street, Kansas City, Missouri, on Thursday, April 16, 1998, at 9:30 a.m., and at any adjournments thereof. If more than one of the above named Proxies shall be present in person or by substitution at such meeting or at any adjournment thereof, the majority of said Proxies so present and voting, either in person or by substitution, shall exercise all of the powers hereby given. The undersigned hereby revokes any
proxy heretofore given to vote at such meeting. DATED:              ,1998
Please sign exactly as name appears to the left. Signature__PLEASE MARK, SIGN, DATE AND RETURN THE CARD PROMPTLY USING THE ENCLOSED POSTAGE-PAID ENVELOPE. THIS INSTRUCTION CARD IS SOLICITED BY FIDELITY MANAGEMENT TRUST COMPANY.

Please fold and detach card at perforation before mailing p p. This card, when properly executed, will be voted in the manner directed herein by the undersigned. All directions will be kept confidential by Fidelity Management Trust Company. IF NO DIRECTION IS MADE, IF THE CARD IS NOT SIGNED, OR IF THE CARD IS NOT RECEIVED BY APRIL 14, 1998, THE SHARES CREDITED TO YOUR ACCOUNT WILL NOT BE VOTED. Please vote by filling in the appropriate boxes below. 1. ELECTION OF DIRECTORS: AB FOR all nominees listed (except as marked to the contrary at left), WITHHOLD AUTHORITY to vote for all nominees & Nominees - Klaus E. Agthe, Cassandra C. Carr, Howard M. Dean, David H. Hughes, Ronald T. LeMay, John C. McKelvey, A. Maurice Myers, William L. Trubeck, Carl W. Vogtq (To withhold authority to vote for any individual nominee, write that nominee's name on the line provided below.)9 FOR AGAINST ABSTAINE 2. PROPOSAL
TO APPROVE THE ADOPTION of the 1997 Stock Option Plan. U3. PROPOSAL TO APPROVE THE APPOINTMENT of Arthur Andersen LLP as independent public accountants of the Corporation for 1998. A A Ao 4. OTHER BUSINESS: In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.; (Continued and to be SIGNED and dated on the reverse side.)



                                     -2-